REVOLVING NOTE

$24,000,000.00	May 31, 2012

FOR VALUE RECEIVED, the undersigned, Frederick’s of Hollywood Group Inc., a New York corporation (“Group”), FOH Holdings, Inc., a Delaware corporation (“Parent”), Frederick’s of Hollywood Inc., a Delaware corporation (“Frederick’s”), Frederick’s of Hollywood Stores, Inc., a Nevada corporation (“Stores”), and Hollywood Mail Order, LLC, a Nevada limited liability company (“Mail Order” and together with Group, Parent, Frederick’s and Stores, individually, each individually a “Borrower”, and collectively, the “Borrowers”), hereby jointly and severally promise to pay to the order of SALUS CAPITAL PARTNERS, LLC (“Lender”), on the Termination Date described in the Credit and Security Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and entered into between Borrowers and Lender, at Lender’s office at 197 First Avenue, Suite 250, Needham, MA 02494, or at any other place designated at any time by the Lender, in lawful money of the United States of America and in immediately available funds, the principal sum of TWENTY FOUR MILLION AND NO/100 DOLLARS ($24,000,000.00) or the aggregate unpaid principal amount of all Advances under the Line of Credit (as defined in the Credit Agreement), whichever is less, on such date or dates as are required by the Credit Agreement, and to pay interest on the unpaid principal amount from time to time outstanding hereunder, in like money, at such office at the rates and at such times as are set forth in the Credit Agreement. This Revolving Note may be prepaid only in accordance with the Credit Agreement.

This Revolving Note is the Revolving Note referred to in the Credit Agreement, and is subject to the terms of the Credit Agreement, which provides, among other things, for the acceleration of this Revolving Note. This Revolving Note is secured, among other things, by the Credit Agreement and the Security Documents as defined in the Credit Agreement, and by any other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements that may subsequently be given for good and valuable consideration as security for this Revolving Note.

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS (OTHER THAN CONFLICT LAWS) OF THE STATE OF NEW YORK.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the Borrowers has caused this Revolving Note to be executed and delivered by its duly authorized officer on the date first above written.

FREDERICK’S OF HOLLYWOOD GROUP
INC.

By:	s/ Thomas Rende
Thomas Rende
Chief Financial Officer

FOH HOLDINGS, INC.

By:	s/ Thomas Rende
Thomas Rende
Chief Financial Officer

FREDERICK’S OF HOLLYWOOD, INC.

By:	s/ Thomas Rende
Thomas Rende
Chief Financial Officer

FREDERICK’S OF HOLLYWOOD STORES,
INC.

By:	s/ Thomas Rende
Thomas Rende
Chief Financial Officer

HOLLYWOOD MAIL ORDER, LLC

By:	s/ Thomas Rende
Thomas Rende
Chief Financial Officer

[Signature Page to Revolving Note]